[USAA logo appears here. (R)]






             USAA GNMA Trust(R)




                      [Image appears here.]





         Annual Report

--------------------------------------------------------------------------------
          May 31, 2001




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Table of CONTENTS
--------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGER'S COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            15

      FINANCIAL INFORMATION

         Independent Auditors' Report                                 16

         Portfolio of Investments                                     17

         Notes to Portfolio of Investments                            18

         Statement of Assets and Liabilities                          19

         Statement of Operations                                      20

         Statements of Changes in Net Assets                          21

         Notes to Financial Statements                                22

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
      EQUITY                    MONEY MARKET                    INDEX
--------------------------------------------------------------------------------
 Aggressive Growth*             Money Market             Extended Market Index

   Capital Growth           Tax Exempt Money Market       Global Titans Index

  Emerging Markets        Treasury Money Market Trust       Nasdaq-100 Index

 First Start Growth          State Money Market              S&P 500 Index

       Gold
                          ------------------------------------------------------
      Growth                    TAXABLE BOND               ASSET ALLOCATION
                          ------------------------------------------------------
  Growth & Income                GNMA Trust               Balanced Strategy

    Income Stock          High-Yield Opportunities       Cornerstone Strategy

    International                  Income               Growth and Tax Strategy

Science & Technology       Intermediate-Term Bond           Growth Strategy

   Small Cap Stock            Short-Term Bond               Income Strategy

     World Growth         ------------------------
                               TAX-EXEMPT BOND
                          ------------------------
                                  Long-Term

                             Intermediate-Term

                                 Short-Term

                              State Bond/Income
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)', ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

*CLOSED TO NEW INVESTORS.

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION

               Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours



               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA GNMA TRUST, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.



               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2001, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT

[Photograph of the President
and Vice Chairman of the Board,
Christopher W. Claus, appears
here.]                                         "AS AN INVESTOR MYSELF, I KNOW
                                               HOW OVERWHELMING IT CAN BE TO
                                               MAKE SMART INVESTMENT DECISIONS
                                               IN VOLATILE MARKET CONDITIONS."

--------------------------------------------------------------------------------


               Since our last annual report, one thing has become very clear: We are facing one of the most challenging investment climates in several years. The slowing effects of 1999's higher interest rate environment on our economy, the swift, steep fall of technology stocks, and the evaporation of corporate earnings in several sectors have undoubtedly received a great deal of attention from media, investment companies, and economists alike--maybe a bit too much attention.

               As an investor myself, I know how overwhelming it can be to make smart investment decisions in volatile market conditions. It's a challenge for all investors--whether they invest in equity funds, fixed-income vehicles, or a combination of both. USAA Investments approaches this challenge the same way you and other investors do. Here are a few of the steps we take to deal with down markets.

 ...CONTINUED
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               WE LOOK FOR OPPORTUNITIES.  We seek opportunities in EVERY market situation. For example, we look for companies with strong business fundamentals to invest in--companies that are best
               positioned  to  thrive  when  the  economy   improves--and   take
               advantage of the low stock prices available in down markets.

               WE DIVERSIFY. We diversify our stock portfolios by investing in a wide range of sectors (basic materials, health care, technology, energy, consumer staples, etc.), and we diversify our overall investment portfolio by investing in both fixed-income and equity investments.

               WE MEASURE OUR PERFORMANCE. We believe it's important to provide strong performance to our members in ALL market conditions. One way we gauge our performance is through rankings of our funds by established financial bench-marking services. We are ranked by reputable financial information companies such as Morningstar, Inc., known for its Overall Morningstar Rating(TM) of mutual funds, and Lipper Analytical Services, a Reuters company that
               tracks  the   performance   of  more  than  47,000  mutual  funds
               worldwide.

               WE RELY ON INVESTMENT PROFESSIONALS. We depend on a team of highly qualified portfolio managers and securities analysts to research the markets and make sound buying and selling decisions, whether it's for an equity fund, fixed-income vehicle, money market instrument, or asset allocation fund.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                               from the PRESIDENT


               WE STAY FOCUSED ON OUR GOALS. We advise our investors that TIME IN the market is more effective than TIMING the market. What that really means is sticking to the goals you've set in your investment plan. Our goal is to offer competitive mutual fund products and services to shareholders who seek the long-term rewards of investing. This goal guides all of our actions.

               WE MAINTAIN A POSITIVE OUTLOOK. We keep current economic and market conditions in perspective and look for indications of positive changes ahead. For example, at this writing, the Federal Reserve Board (the Fed) had made five interest rate reductions of 0.5% each since the beginning of 2001. While we may still see the effects of the previous year's tightening cycle now, these reductions are designed to stimulate the economy and, as a result, may help bolster corporate profits and the financial markets.

               We at USAA Investments are committed to helping you determine, plan, and potentially reach your investment goals. As always, I appreciate the opportunity to serve you, and I thank you for your trust and continued business.

               Sincerely,

               \s\ Christopher W. Claus

               Christopher W. Claus
               PRESIDENT AND VICE CHAIRMAN OF THE BOARD


               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.


               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA GNMA TRUST


OBJECTIVE
--------------------------------------------------------------------------------

               High level of current income consistent with preservation of principal.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests principally in securities backed by the full faith and credit of the U.S. government; mostly GNMA pass-through certificates, which represent ownership in a pool of mortgage loans or a single mortgage loan.


--------------------------------------------------------------------------------
                                            5/31/01              5/31/00
--------------------------------------------------------------------------------
  Net Assets                            $476.6 Million       $414.4 Million
  Net Asset Value Per Share                  $9.89                $9.37


--------------------------------------------------------------------------------
Average Annual Total Returns and 30-Day SEC Yield* as of 5/31/01
--------------------------------------------------------------------------------
  1 YEAR              5 YEARS            10 YEARS             30-DAY SEC YIELD
  12.91%               7.12%               7.22%                    6.38%



               *CALCULATED   AS  PRESCRIBED  BY  THE   SECURITIES  AND  EXCHANGE
               COMMISSION.

               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
--------------------------------------------------------------------------------



                        CUMULATIVE PERFORMANCE COMPARISON
                        ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA GNMA Trust, the Lehman Brothers GNMA 30-Year Index, and the Lipper GNMA Funds Average for the period of 5/31/91 through 5/31/01. The data points from the graph are as follows:

                  USAA GNMA             LEHMAN             LIPPER
                    TRUST                INDEX             AVERAGE
                  ---------             -------            -------

05/31/91           $10,000              $10,000            $10,000
11/30/91            10,711               10,814             10,717
05/31/92            11,151               11,281             11,161
11/30/92            11,598               11,744             11,590
05/31/93            12,339               12,358             12,193
11/30/93            12,474               12,552             12,417
05/31/94            12,420               12,312             12,128
11/30/94            12,519               12,343             12,092
05/31/95            13,729               13,742             13,387
11/30/95            14,518               14,429             14,043
05/31/96            14,230               14,482             13,972
11/30/96            15,260               15,516             14,916
05/31/97            15,543               15,872             15,156
11/30/97            16,419               16,761             16,001
05/31/98            17,199               17,406             16,621
11/30/98            17,925               18,013             17,162
05/31/99            17,738               18,258             17,254
11/30/99            17,440               18,466             17,378
05/31/00            17,786               18,847             17,656
11/30/00            19,125               20,196             18,858
05/31/01            20,079               21,245             19,752

DATA FROM 5/31/91 THROUGH 5/31/01.



               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA GNMA Trust to the Lehman Brothers GNMA 30-Year Index and the Lipper GNMA Funds Average. The Lehman Brothers GNMA 30-Year Index is a broad-based unmanaged index of funds, reported by Lehman Brothers, Inc. The Lipper GNMA Funds Average is an unmanaged index of peer funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.


               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGER'S
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


[Photograph of the Portfolio
Manager appears here.]                    Donna J. Baggerly, CFA




--------------------------------------------------------------------------------

HOW DID THE GNMA TRUST PERFORM?

               From May 31, 2000, to May 31, 2001, the USAA GNMA Trust paid a dividend distribution yield of 6.66% versus the average dividend distribution yield of 5.84% for the Lipper GNMA Funds category. During the 12-month period, the Trust's share price rose 52 cents to $9.89. Over this period, your Fund provided a total return of 12.91%, which is well above the Lipper GNMA Funds Average total return of 11.57% for the same time period.


WHAT MARKET CONDITIONS AFFECTED THE FUND DURING THIS PERIOD?

               During the reporting period, interest rates were lower across the Treasury yield curve. The primary reason for lower interest rates was the completion of the Federal Reserve Board's (the Fed's) tightening cycle in May 2000 and the beginning of a Fed easing cycle in January 2001. A tightening cycle occurs when the Fed raises interest rates to slow the economy down; an easing cycle occurs when the Fed lowers rates to stimulate the economy.



               REFER TO THE BOTTOM OF PAGE 8 FOR THE LIPPER AVERAGE DEFINITION.

10

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               As the graph below illustrates, short-term interest rates are the most sensitive to the Fed's monetary policy changes. When the Fed was raising rates through May 2000 (top line of the graph), short-term interest rates rose more than long-term interest rates. This created an "inverted" yield curve in which short-term interest rates are higher than long-term rates. However, the Fed's interest rate cuts in 2001 (bottom line of the graph) have resulted in much lower short-term interest rates than a year ago.






                             HISTORICAL YIELD CURVE
                             ----------------------

A graph is shown here illustrating the Historical yield curve for the period ended 5/31/01, and for the period ended 5/31/00. The vertical axis shows the yield expressed in percentage points and the horizontal axis shows the maturity expressed in increments of three months to thirty years. The data points from the graph are as follows:


                 5/31/2000      5/31/2001      CHANGE
                 ---------      ---------      ------
 3 Months          5.61%          3.61%        -2.00
 6 Months          6.33%          3.56%        -2.77
 1 Year            6.17%          3.56%        -2.61
 2 Years           6.66%          4.18%        -2.48
 5 Years           6.52%          4.91%        -1.61
10 Years           6.27%          5.38%        -0.89
30 Years           6.01%          5.75%        -0.26

 ...CONTINUED
--------------------------------------------------------------------------------

               This created an upward-sloping yield curve, or "normal" yield curve, in which long-term interest rates are higher than short-term interest rates. The yield curve is considered "normal" because long-term interest rates are usually higher than short-term rates to compensate investors for the greater risk associated with longer-term investing.

               The Fed has aggressively cut interest rates by 0.5% five separate times since January of this year, for a total of 2.5%. The current easing cycle has more than offset the tightening cycle that took place from June 1999 through May 2000, which consisted of six interest rate increases totaling 1.75%. With the economy continuing to slow, the Fed's major concerns are a decline in capital spending, a drop in consumer confidence, and a deceleration of growth overseas. By cutting interest rates, the Fed is trying to preserve the economy's record expansion, now in its 11th year. However, history shows that it takes six to 12 months for monetary stimuli such as rate cuts to have an effect on the economy. The bond market currently believes that the easing cycle is almost over and expects the economy to improve in the fourth quarter of 2001, roughly a year after the easing cycle started. As a result, this positive outlook has already been priced into the bond market, causing interest rates to rise since the end of March.

               Another effect of the Fed's interest rate cuts in 2001 was an increase in PREPAYMENT RISK. Prepayment risk occurs in a falling interest rate environment when homeowners refinance their mortgages into lower-rate loans. Prepayments negatively affect a

12

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               mortgage fund's performance in two ways: First, mortgage pass-through security holders (such as the Fund) receive prepayment proceeds at par value ($100) and must reinvest the refinanced proceeds at a lower interest rate, resulting in less income. Second, as interest rates fall, mortgage pass-through securities do not appreciate in price as much as noncallable securities because of the risk that investors will receive their money back at par value. In general, when interest rates fall, bond prices rise; when interest rates rise, bond prices fall.


WHAT WERE YOUR STRATEGIES FOR BUYING AND SELLING DURING THE PERIOD?

               With the Fed's cutting interest rates, your Fund was positioned to perform well in a falling interest rate environment. We increased the allocation of lower-coupon single-family mortgage pass-through securities. These securities perform better during periods of falling rates than single-family mortgage pass-through securities with higher coupons. The Fund also holds GNMA construction loan securities that have PREPAYMENT PROTECTION, which means that the mortgagor (borrower) cannot refinance the mortgage for a specified number of years. Because these mortgages cannot currently be refinanced, the construction loans have performed well during the period as interest rates continued to fall.

               As mentioned, it appears that the Fed's easing cycle is nearing an end, and interest rates have begun to trend higher. Because we expect prepayments to slow as mortgage rates rise, we recently decreased our exposure to lower-coupon single-family

 ...CONTINUED
--------------------------------------------------------------------------------



               mortgages   and   increased   our   exposure   to   higher-coupon
               single-family mortgages. (SEE GRAPH BELOW.)







                     FIXED-RATE SINGLE-FAMILY MORTGAGE POOL
                           COMPOSITION BY COUPON RATE
                     --------------------------------------

A bar graph is shown here illustrating the Fixed-Rate Single-Family Mortgage Pool Composition by Coupon Rate as of 5/31/01. The vertical axis shows the coupon rate, and the horizontal axis shows the category percentage.

The values are:

COUPON RATE %     6.0    6.5    6.75   7.0    7.5    8.0    8.5   9.0

CATEGORY %       12.6   12.4    1.5   22.5   15.6   34.5    0.5   0.4


The graph also shows the AVERAGE COUPON RATE to be 7.25%.




               With the Fed's aggressive easing, we are concerned that once the interest rate cuts work through the economy, inflation may increase. As a result, we have purchased U.S. Treasury inflation-indexed notes, commonly referred to as Treasury inflation-protected securities (TIPS). TIPS offer a real or after-inflation rate of return because the principal value and interest payments increase as inflation increases. As a result, TIPS perform well in a rising interest rate environment. Like all the securities in the Fund, TIPS are backed by the full faith and credit of the U.S. government. (See ASSET ALLOCATION CHART ON PAGE 15.)

14

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


WHAT IS THE OUTLOOK?

               As mentioned earlier, the bond market has already priced in economic recovery in the fourth quarter. Therefore, the future performance of the bond market depends on how quickly the economy will recover from the current slowdown. Recent economic data have been mixed. Investors are trying to determine if the economy will experience a "V-shaped" recovery (one that rebounds quickly), a "U-shaped" recovery (one that takes place over several quarters) or an "L-shaped" recovery (one that takes several years). Currently, your Fund is neutrally positioned and has the potential to perform relatively well whether interest rates rise or fall. If interest rates rise, the higher-coupon mortgages potentially could perform well. TIPS could also perform well if interest rates rise because of rising inflation. If interest rates fall, then the lower-coupon mortgages and construction loans have the potential to perform well.

               We appreciate your confidence in us. It is a privilege to be given the opportunity to serve you.

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


                                ASSET ALLOCATION
                                    5/31/01

A pie chart is shown here depicting the Asset Allocation as of May 31, 2001 of the USAA GNMA Trust to be:

Fixed-Rate Single Family - 75.8%; Construction & Project Loans - 15.3%; U.S. Treasury Inflation Indexed Notes - 5.0%; and Collaterized Mortgage Obligations - 3.1%.

PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.




YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGE 17.

16

INDEPENDENT
--------------------------------------------------------------------------------
                                AUDITORS' Report



KPMG

THE SHAREHOLDERS AND BOARD OF TRUSTEES

          USAA GNMA TRUST


          We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA GNMA Trust, a series of the USAA Investment Trust, as of May 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in
          Note 9 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA GNMA Trust as of May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                             KPMG LLP

          San Antonio, Texas
          July 3, 2001

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (in thousands)


USAA GNMA TRUST

May 31, 2001

PRINCIPAL                                                                 MARKET
   AMOUNT   SECURITY                                                       VALUE
--------------------------------------------------------------------------------
            U.S. GOVERNMENT & AGENCY ISSUES (99.2%)
            GOVERNMENT NATIONAL MORTGAGE ASSN. I, SINGLE FAMILY (57.0%)
$  46,808   6.00%, 4/15/2028 - 7/15/2029                                $ 45,472
   45,158   6.50%, 7/15/2028 - 11/15/2028 b                               44,786
    5,392   6.75%, 5/15/2028                                               5,402
   80,368   7.00%, 4/15/2027 - 6/15/2029 b                                81,434
   54,939   7.50%, 2/15/2028 - 8/15/2030 b                                56,498
   33,308   8.00%, 1/15/2022 - 9/15/2030                                  34,695
    1,651   8.50%, 6/15/2021 - 7/15/2022                                   1,748
    1,474   9.00%, 7/15/2021                                               1,589
--------------------------------------------------------------------------------
                                                                         271,624
--------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSN. II, SINGLE FAMILY (18.8%)
   86,472   8.00%, 12/20/2022 - 8/20/2030 a                               89,623
--------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSN. I, CONSTRUCTION LOAN (15.3%)
    6,541   7.05%, 7/15/2001 c                                             6,541
   64,088   7.50%, 7/15/2006 c                                            66,331
--------------------------------------------------------------------------------
                                                                          72,872
--------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSN. I, C.M.O. (3.1%)
   15,000   6.09%, 6/16/2021                                              14,773
--------------------------------------------------------------------------------
            U.S. TREASURY INFLATION INDEXED NOTES (5.0%)
   23,283   3.50%, 1/15/2011                                              23,727
--------------------------------------------------------------------------------
            Total U.S. government & agency issues (cost: $465,051)       472,619
--------------------------------------------------------------------------------
            REPURCHASE AGREEMENT (3.1%)
   14,753   State Street Corp., 4.00%, acquired on 5/31/01 and due
              6/01/01 at $14,755 (collateralized by a $11,210 U. S.
              Treasury note, 9.25%, due 2/15/16; market value of
              $15,240) (cost: $14,753)                                    14,753
--------------------------------------------------------------------------------
            Total investments (cost: $479,804)                          $487,372
================================================================================

18

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS


USAA GNMA TRUST

May 31, 2001




GENERAL NOTES
--------------------------------------------------------------------------------

          Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES
--------------------------------------------------------------------------------

          (a) At May 31, 2001, the cost of securities purchased on a delayed-delivery basis was $88,183,000.

          (b) At May 31, 2001, portions of these securities were segregated to cover delayed-delivery purchases.

          (c) Security is a GNMA construction loan, which does not have paydowns. The principal is drawn down in monthly installments over the construction period of the commercial project, generally within 18 months. The settlement date resets monthly. Once construction is completed, this security converts into a project loan.








         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)



USAA GNMA TRUST

May 31, 2001


ASSETS

   Investments in securities, at market value (identified cost of $465,051)    $ 472,619
   Repurchase agreements                                                          14,753
   Cash                                                                              434
   Receivables:
      Capital shares sold                                                            277
      Interest                                                                     2,919
      Securities sold                                                             84,323
                                                                               ---------
         Total assets                                                            575,325
                                                                               ---------

LIABILITIES

   Securities purchased                                                           97,471
   Capital shares redeemed                                                           368
   USAA Investment Management Company                                                 50
   USAA Transfer Agency Company                                                       41
   Accounts payable and accrued expenses                                             112
   Dividends on capital shares                                                       642
                                                                               ---------
         Total liabilities                                                        98,684
                                                                               ---------
            Net assets applicable to capital shares outstanding                $ 476,641
                                                                               =========

REPRESENTED BY:

   Paid-in capital                                                             $ 499,303
   Accumulated net realized loss on investments                                  (30,230)
   Net unrealized appreciation of investments                                      7,568
                                                                               ---------
            Net assets applicable to capital shares outstanding                $ 476,641
                                                                               =========
   Capital shares outstanding, unlimited number of
      shares authorized, no par value                                             48,184
                                                                               =========
   Net asset value, redemption price,
      and offering price per share                                             $    9.89
                                                                               =========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

20

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)


USAA GNMA TRUST

Year ended May 31, 2001




NET INVESTMENT INCOME

  Interest income                                                      $ 30,906
                                                                       --------
   Expenses:
      Management fees                                                       547
      Transfer agent's fees                                                 508
      Custodian's fees                                                       90
      Postage                                                               117
      Shareholder reporting fees                                             40
      Trustees' fees                                                          5
      Registration fees                                                      34
      Professional fees                                                      31
      Other                                                                   9
                                                                       --------
         Total expenses                                                   1,381
                                                                       --------
            Net investment income                                        29,525
                                                                       --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS

      Net realized loss                                                  (3,743)
      Change in net unrealized appreciation/depreciation                 26,598
                                                                       --------
            Net realized and unrealized gain                             22,855
                                                                       --------
Increase in net assets resulting from operations                       $ 52,380
                                                                       ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)


USAA GNMA TRUST

Years ended May 31,


                                                           2001         2000
                                                         ---------------------
FROM OPERATIONS
   Net investment income                                 $ 29,525     $ 30,743
   Net realized loss on investments                        (3,743)     (17,210)
   Change in net unrealized appreciation/depreciation
      of investments                                       26,598      (14,077)
                                                         ---------------------
      Increase (decrease) in net assets resulting
         from operations                                   52,380         (544)
                                                         ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                  (29,525)     (30,743)
                                                         ---------------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                               84,690       78,382
   Reinvested dividends                                    21,682       22,538
   Cost of shares redeemed                                (67,021)    (155,662)
                                                         ---------------------
      Increase (decrease) in net assets from
         capital share transactions                        39,351      (54,742)
                                                         ---------------------
   Net increase (decrease) in net assets                   62,206      (86,029)

NET ASSETS
   Beginning of period                                    414,435      500,464
                                                         ---------------------
   End of period                                         $476,641     $414,435
                                                         =====================


CHANGE IN SHARES OUTSTANDING
   Shares sold                                              8,639        8,204
   Shares issued for dividends reinvested                   2,224        2,374
   Shares redeemed                                         (6,896)     (16,389)
                                                         ---------------------
      Increase (decrease) in shares outstanding             3,967       (5,811)
                                                         =====================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements


USAA GNMA TRUST

May 31, 2001



(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this annual report pertains only to the USAA GNMA Trust (the Fund). The Fund's investment objective is to provide a high level of current income consistent with preservation of principal.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1. Government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

              2. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GNMA TRUST

May 31, 2001



              3. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Board of Trustees.

          B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

          C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis.

          D. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.



(2)  LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million-- $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The pur-

24

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)



USAA GNMA TRUST

May 31, 2001



          pose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Before January 10, 2001, the Fund had two agreements with CAPCO--$250 million committed and $500 million uncommitted.

          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended May 31, 2001.


(3)  DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. Net investment income is accrued daily as dividends and distributed to shareholders monthly. At May 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $30,230,000 which, if not offset by subsequent capital gains, will expire between 2003 and 2010. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)



USAA GNMA TRUST

May 31, 2001




(4)  INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2001, were $453,993,000 and $408,277,000, respectively.

          The cost of securities at May 31, 2001, for federal income tax purposes, is approximately the same as that reported in the financial statements. Gross unrealized appreciation and depreciation of investments at May 31, 2001, were $8,039,000 and $471,000, respectively.


(5)  TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.125% of its annual average net assets.

          B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

          C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

26

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)



USAA GNMA TRUST

May 31, 2001



(6)  TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(7)  REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

          The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are secured by obligations backed by the full faith and credit of the U.S. government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the resale price of the repurchase agreement and are held by the Fund's custodian until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.


(8)  NEW ACCOUNTING PRONOUNCEMENT
--------------------------------------------------------------------------------

          In November 2000, the American Institute of Certified Public Accountants issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, effective for fiscal years beginning after December 15, 2000. The revised guide requires the Fund to amortize premiums and discounts on all debt securities, a practice the Fund has been following. The guide also requires the Fund to classify as interest income any paydown gains or losses realized on mortgage-backed securities. This requirement will not affect the Fund's net asset value, but will change the classification of certain amounts in the statement of operations. In addition, the Fund will record an adjustment to decrease the cost of securities and increase accumulated net realized loss on investments by $3,000 to reflect the cumulative effect of this change up to the date of adoption of June 1, 2001.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)



USAA GNMA TRUST

May 31, 2001



(9)  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:


                                                  Year Ended May 31,
                            -------------------------------------------------------------
                               2001         2000         1999         1998         1997
                            -------------------------------------------------------------
Net asset value at
   beginning of period      $    9.37    $   10.00    $   10.32    $    9.95    $    9.76
Net investment income             .66          .64          .65          .66          .69
Net realized and
   unrealized gain (loss)         .52         (.63)        (.32)         .37          .19
Distributions from net
   investment income             (.66)        (.64)        (.65)        (.66)        (.69)
                            -------------------------------------------------------------
Net asset value at
   end of period            $    9.89    $    9.37    $   10.00    $   10.32    $    9.95
                            =============================================================
Total return (%) *              12.91          .21         3.15        10.65         9.23
Net assets at end
   of period (000)          $ 476,641    $ 414,435    $ 500,464    $ 377,528    $ 308,798
Ratio of expenses to
   average net assets (%)         .32          .32          .31          .30          .30
Ratio of net investment
   income to average
   net assets (%)                6.74         6.77         6.24         6.48         6.93
Portfolio turnover (%)          94.72        80.06        64.93        60.85        77.82


* ASSUMES REINVESTMENT OF ALL DIVIDEND INCOME DISTRIBUTIONS DURING THE PERIOD.

                    TRUSTEES Robert G. Davis, CHAIRMAN OF THE BOARD Christopher W. Claus, VICE CHAIRMAN OF THE BOARD Barbara B. Dreeben
                                Robert L. Mason
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks
                                Richard A. Zucker

         INVESTMENT ADVISER,    USAA Investment Management Company
                UNDERWRITER,    9800 Fredericksburg Road
             AND DISTRIBUTOR    San Antonio, Texas 78288

              TRANSFER AGENT    USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

               LEGAL COUNSEL    Goodwin Procter LLP
                                Exchange Place
                                Boston, Massachusetts 02109

                   CUSTODIAN    State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

        INDEPENDENT AUDITORS    KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                   TELEPHONE    Call toll free - Central Time
            ASSISTANCE HOURS    Monday - Friday 6 a.m. to 10 p.m.
                                Saturday 8:30 a.m. to 5 p.m.
                                Sunday 11:30 a.m. to 8 p.m.

              FOR ADDITIONAL    1-800-531-8181, (in San Antonio) 456-7200
           INFORMATION ABOUT    For account servicing, exchanges, or
                MUTUAL FUNDS    redemptions
                                1-800-531-8448, (in San Antonio) 456-7202

             RECORDED MUTUAL    24-hour service (from any phone)
           FUND PRICE QUOTES    1-800-531-8066, (in San Antonio) 498-8066

                 MUTUAL FUND    (from touch-tone phones only)
           USAA TOUCHLINE(R)    For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, (in San Antonio) 498-8777

             INTERNET ACCESS    USAA.COM



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


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